SECURITIES EXCHANGE AND COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2007

SBE, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

0-8419	94-1517641
(Commission File No.)	(I.R.S. Employer Identification No.)

4000 EXECUTIVE PARKWAY, SUITE 200
SAN RAMON, CA 94583-1369
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (925) 355-2000

1.

ITEM 7.01. REGULATION FD DISCLOSURE

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 29, 2007, SBE, Inc. announced its results of operations for the three and six months ended April 30, 2007. A copy of the related press release is being furnished as Exhibit 99.1 this Current Report on Form 8-K and incorporated by reference herein.

7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

(99.1) Press release issued by SBE, Inc.

EXHIBIT
NUMBER	EXHIBIT

99.1	SBE second quarter of fiscal 2007 earnings release.

2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SBE, INC.

Dated: May 29, 2007	By:	/s/ David W. Brunton
David W. Brunton
Chief Financial Officer and Vice President, Finance

3.